COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

13.    COMMITMENTS AND CONTINGENCIES

Publication Fee and Operating Lease Commitments

The Group has entered into non-cancelable agreements with initial or remaining terms in excess of one year for the publication of 51job Weekly, the rental and property management of office premises and for the lease of office equipment. Future minimum payments with respect to these agreements for the twelve months ending December 31 of the coming years are as follows:

	Publication fees	Operating lease – Office premises	Operating lease – Others	Total
	RMB	RMB	RMB	RMB
2012	25,414	25,126	3,389	53,929
2013	20,426	17,911	1,035	39,372
2014	—	3,916	177	4,093
2015	—	886	—	886
	45,840	47,839	4,601	98,280

Rental expenses for the years ended December 31, 2009, 2010 and 2011 were RMB34,501, RMB33,204 and RMB37,042, respectively.

Contractual Purchase Obligations

The Group’s contractual purchase obligations consist of agreements to purchase advertising services from outdoor and Internet media companies. Future minimum payments with respect to these agreements for the twelve months ending December 31, 2012 are RMB4,658.

Contingencies

There are uncertainties regarding the legal basis of the Group’s ability to operate the Internet content service. Although the PRC has implemented a wide range of market-oriented economic reforms, the telecommunication, information and media industries as well as certain sectors of the human resource service industries remain highly regulated. Not only are restrictions currently in place, but also regulations are unclear regarding in what specific segments of these industries companies with foreign investors, including the Company, may operate. Therefore, the Group might be required to limit the scope of its operations in the PRC, and this could have an adverse effect on the Group’s financial position, results of operations and cash flows.

Tech JV obtained an advertising license in May 2000, when Tech JV was a 98% foreign owned entity, and a license to conduct human resource services in September 2002, when Tech JV was a 99% foreign owned entity. During the period from the date Tech JV acquired these licenses to the Group’s restructuring in May 2004, Tech JV and its licensed PRC subsidiaries conducted all of the advertising and human resource related services. Following the acquisition of these licenses and commencing these operations, the PRC government enacted laws limiting foreign ownership in entities conducting advertising and human resource related services. The PRC government has permitted 100% foreign ownership of advertising businesses since December 2005 and has limited the foreign ownership of human resource services companies to no more than 70% since August 2006.

The PRC government has not published an official ruling with respect to the status of foreign ownership arrangements that were established prior to the enactment of these limitations and which may be above these limitations. Prior to the restructuring in May 2004, the ownership percentage of Tech JV was above the maximum foreign ownership permitted for an entity conducting advertising and human resource operations. In addition, there is uncertainty regarding the regulation of PRC subsidiaries in which subsidiaries of foreign owned PRC entities invest, such as the subsidiaries of AdCo which are engaged in advertising businesses. The PRC government may determine that the Group’s ownership structure was inconsistent with or insufficient for the proper operation of the Group’s businesses, or that the Group’s business licenses or other approvals were not properly issued or not sufficient.

In the opinion of management with the advice of outside counsel, the likelihood of loss in respect of the Group’s current or past ownership structure is remote.